Exhibit (a)(26)

                           SCUDDER VARIABLE SERIES II

                Certificate of Amendment of Declaration of Trust
                ------------------------------------------------


         The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder Variable Series II, a Massachusetts business trust (the "Trust"), acting pursuant to the authority granted to the Board of Trustees in the Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended (the "Declaration of Trust"), do hereby amend Article I
Section 1 of the Declaration of Trust, as follows:


         The name of the Trust is hereby changed from "Scudder Variable Series II" to "DWS Variable Series II" effective February 6, 2006.
                                                   ----------

         IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.



         /s/John W. Ballantine              /s/Lewis A. Burnham
         ------------------------------     ------------------------------
         John W. Ballantine, Trustee        Lewis A. Burnham, Trustee

         /s/Donald L. Dunaway               /s/James R. Edgar
         ------------------------------     ------------------------------
         Donald L. Dunaway, Trustee         James R. Edgar, Trustee

         /s/Paul K. Freeman                 /s/Robert B. Hoffman
         ------------------------------     ------------------------------
         Paul K. Freeman                    Robert B. Hoffman, Trustee

         /s/William McClayton               /s/Shirley D. Peterson
         ------------------------------     ------------------------------
         William McClayton, Trustee         Shirley D. Peterson, Trustee

                                            /s/Robert H. Wadsworth
         ------------------------------     ------------------------------
         William N. Shiebler, Trustee       Robert H. Wadsworth, Trustee

         /s/John G. Weithers
         ------------------------------
         John G. Weithers, Trustee








         Dated as of November 16, 2005